UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  July 9, 2015

Image Sensing Systems, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	0-26056	41-1519168
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Spruce Tree Centre, 1600 University Avenue West, St. Paul, Minnesota		55104
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code  (651) 603-7700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.         Entry into a Material Definitive Agreement.

On July 9, 2015, Image Sensing Systems, Inc. (the “Company”) and Image Sensing Systems EMEA Limited, a wholly-owned subsidiary of the Company (“ISS EMEA”), entered into a Share and Asset Sale and Purchase Agreement (“SAPA”) with TagMaster AB (the “Purchaser”), pursuant to which the Company and ISS EMEA sold to the Purchaser the entire issued share capital of Image Sensing Systems UK Limited, a wholly-owned subsidiary of ISS EMEA, as well as certain other assets owned by the Company, constituting the Company’s license plate recognition business (the “LPR Business”). The aggregate purchase price paid by the Purchaser for the LPR Business under the SAPA was approximately $4.2 million, subject to certain customary closing adjustments based on the difference between estimated net asset value and final net asset value. A portion of the purchase price will be held in escrow and made available to satisfy certain indemnification obligations of each party until the first anniversary of closing. The Company announced the sale of the LPR Business in its press release dated July 9, 2015, which was filed as an exhibit to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 9, 2015.

A copy of the SAPA will be attached as Exhibit 2.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2015 to be filed with the Securities and Exchange Commission.

Item 2.01.         Completion of Acquisition or Disposition of Assets.

On July 9, 2015, the Company closed on its sale of the LPR Business to the Purchaser under the SAPA. The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.01 by reference.

Item 9.01.         Financial Statements and Exhibits.

(b)  Pro Forma Financial Information. The pro forma financial statements of the Company and its subsidiaries reflecting the closing of the sale of the LPR Business are filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

(d)  Exhibits

The following exhibit is being filed with this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Pro Forma Financial Information

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 15, 2015	Image Sensing Systems, Inc.

	By:	/s/ Dale E. Parker
Dale E. Parker
Interim President, Interim Chief Executive Officer and Chief Financial Officer (Interim Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)

3

Exhibit Index

Exhibit No.	Description

99.1	Pro Forma Financial Information

4